                                                                   Exhibit 10.35


  SCHEDULE TO FORM OF AHP DEVELOPMENT AGREEMENT FILED PURSUANT TO INSTRUCTION 2
                        TO ITEM 601(a) OF REGULATION S-K


Facility Location         Date                   Owner                    Location of Property        Facility
-----------------------------------------------------------------------------------------------------------------------
Anderson, IN             January 30, 1998       AHP of Indiana, Inc.     Anderson, Indiana           60 units, 39,116
                                                                                                     square feet

Evansville, IN           June 16, 1998          AHP of Indiana, Inc.     Evansville, Indiana         106 units, 68,826
                                                                                                     square feet

Jackson, TN              January 30, 1998       AHP of Tennessee,        Jackson, Tennessee          60 units, 39,116
                                                Inc.                                                 square feet

Facility Location        Tenant                 Manager                  Architect                   Architect Agreement
                                                                                                     Dated as of
-----------------------------------------------------------------------------------------------------------------------
Anderson, IN             Assisted Care          BCC at Anderson, Inc.    KWM Group, Inc. and         November 24, 1997
                         Operators of                                    Charles D. Foster           with KWM Group, Inc.
                         Anderson, LLC                                   Architect, P.A.             and January 23, 1998
                                                                                                     with Charles D.
                                                                                                     Foster Architect,
                                                                                                     P.A.
Evansville, IN           Assisted Care          BCC at Evansville,       Moore Pumphrey              June 16, 1998
                         Operators of           Inc.                     Associates, Inc.
                         Evansville, LLC

Jackson, TN              Assisted Care          BCC at Jackson, Inc.     KWM Group, Inc. and         October 22, 1997
                         Operators of                                    Moore Pumphrey              with KWM Group, Inc.
                         Jackson, LLC                                    Associates, Inc.            and Moore Pumphrey
                                                                                                     Associates, Inc.

                         Completion Date        Prime Contractor         Contractor Agreement        Date Agreement
                                                                         Dated as of                 Executed
-----------------------------------------------------------------------------------------------------------------------
Anderson, IN             January 30, 1999       Adena Construction       January 30, 1998            February 1, 1998

Evansville, IN           June 30, 1999          R.L. Turner              June 15, 1998               June 16, 1998
                                                Corporation

Jackson, TN              January 30, 1999       May Construction         January 30, 1998            February 1, 1998